*  This amended Current Report on Form 8-K
                                    is being filed due to an error in the
                                    8-K text transmission on the original
                                    filing date of August 5, 2005 where the
                                    8-K text was not effectively received.

                 SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                             FORM 8-K/A

                         AMENDMENT No. 1 to


                          CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) August 5, 2005
                                                  --------------

                           DST MEDIA, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)

                   OKID INTERACTIVE CORPORATION
      -----------------------------------------------------
                         (Former Name)

                            DELAWARE
      -----------------------------------------------------
         (State or other jurisdiction of incorporation)


       0-49749                               95-4881015
 ----------------------           -------------------------------
(Commission File Number)         (IRS Employer Identification No.)


2460 Jamacha Road, #147-2, El Cajon, CA           92019
---------------------------------------          --------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (239) 513-9265

    6400 North 48th Street, Paradise Valley, AZ         85253
   --------------------------------------------      -----------
                  (Former address)

	Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.01.   Completion of Acquisition or Disposition of Assets.
             ---------------------------------------------------

             See item 5.01

Item 5.01 Changes in Control of Registrant

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.03 Amendments to the Articles of Incorporation or  Bylaws;
          Change in Fiscal Year

Prior reported transaction.
---------------------------

	The registrant filed a Current Report on Form 8-K dated August 14, 2004 to report the acquisition of all the issued and outstanding Class B Common stock of OKID Interactive Corporation, an Arizona corporation ("OKID"), from the sole (and controlling) stockholder of such corporation, Vincent W. Goett, and 67.34% of the issued and outstanding common stock of Toyopia Holdings Corporation, a Nevada corporation ("Toyopia"), from certain stockholders of Toyopia, including, Lauren Scott, who was, at the time of the Acquisition, the CEO, President, sole Director and sole stockholder of the Registrant. In connection with the Acquisition, the Registrant issued an aggregate of 21,683,561 shares of its common stock, of which 20,000,000 shares were issued to Palmilla Ventures Limited Partnership, of which Vincent Goett is the general partner, and 1,683,561 shares were issued to the selling Toyopia shareholders, including 891,050 shares issued to Lauren Scott and 681,392 shares issued to Norman ("Bob") Reed, then a major stockholder, officer and director of Toyopia. In connection with the Acquisition, Lauren Scott surrendered for cancellation 8,280,000 shares of common stock of the Registrant, then constituting all of the issued and outstanding common stock of the Registrant. In addition to the common stock the Registrant issued in connection with the Acquisition, the Registrant agreed to pay Lauren Scott (also a major shareholder and officer and director of Toyopia) an aggregate $842,500 in consideration of the following: the surrender and cancellation of her common stock of the Registrant ($110,000); for deferred compensation owing to her by Toyopia ($250,000); for the payment by her of certain professional fees of Toyopia and other miscellaneous expenses ($32,500); and for amounts owing to her by Toyopia for certain designs and products ($450,000). In addition, the Registrant agreed to pay Norman ("Bob") Reed an aggregate of $157,500 in consideration of deferred compensation owing to him by Toyopia. The number of shares issued to the stockholders of OKID and Toyopia and the other consideration payable in connection with the Acquisition were based upon a determination by the Board of Directors of the Registrant as to the fair market value of the business of OKID and Toyopia.

         In connection with the Acquisition, the stockholder of OKID surrendered 1000 shares of Class B Common Stock, being all the issued and outstanding Class B Common Stock of OKID, all of which shares were surrendered by Mr. Goett, the former controlling stockholder of OKID, who, in connection with the Acquisition, acquired control of the Registrant. Also, in connection with the Acquisition, certain stockholders of Toyopia surrendered an aggregate of 32,120,000 shares of common stock of Toyopia, representing approximately 67% of the issued and outstanding capital stock of Toyopia, of which 13,000,000 were surrendered by Norman ("Bob") Reed, representing approximately 27% of the issued and outstanding capital stock of Toyopia, and 17,000,000 were surrendered by Lauren Scott (representing approximately 36% of the issued and outstanding capital stock of Toyopia). The basis of Mr. Goett's control of the Registrant is the percentage of the issued and outstanding voting securities of the Registrant beneficially owned by him. Following the Acquisition, Mr. Goett, the former sole stockholder of OKID, beneficially owned in the aggregate approximately 92% of the issued and outstanding voting securities of the Registrant, representing the 20,000,000 shares owned beneficially by him (the controlling stockholder of the Registrant as a result of the transactions set forth above.). Lauren Scott was the former controlling stockholder of the Registrant, who relinquished control of the Registrant in connection with the Acquisition. After the Acquisition, the Toyopia shareholders who surrendered their shares in connection with the Acquisition beneficially owned in the aggregate approximately 8% of the issued and outstanding voting securities of the Registrant, including 681,392 shares beneficially owned by Norman ("Bob") Reed and 891,050 beneficially owned by Lauren Scott

Recission
---------

	The Registrant, under the control of Mr. Goett, has failed to comply with the terms of the Purchase Agreement, including the agreement to pay Scott and Reed an aggregate of $1,000,000 including $200,000 which was to be paid no later than June 1, 2005. Mr. Goett, through a series of entities, granted a security interest in the 20,000,000 shares issued to his nominee, Palmilla Ventures Limited Partnership, in order to secure the payment of these amounts to Reed and Scott. Accordingly, Scott and Reed have foreclosed on the security interest and the 20,000,000 shares are owned by them. As a result of this transfer, the majority holders of the Common Stock have removed Mr. Goett as a director for cause and have elected Lauren Scott as sole director and as President and Chief Financial Officer. Lauren Scott, age 42, has been employed as chief executive of Toyopia for more than the past 5 years.

	Following the election of Ms. Scott, the Registrant has rescinded the transactions set forth in the Purchase Agreement, including the acquisitions of Toyopia and Okid. The 21,683,561 shares issued in the transaction have been cancelled and the 8,280,000 shares cancelled by Ms. Scott have been reissued.

Certificate of Incorporation
----------------------------

	It also appears that the name change effected by Mr. Goett to "OKID Interactive Corporation" was made without shareholder approval and the Registrant is filing any necessary amendments with the Delaware Secretary of State to correct this error.

	The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

                                                        Number        Percentage
                                                        of Shares     of Shares
Name                    Office                          Owned(1)      Owned
----                    ------                          --------      ----------

Lauren Scott            President, CFO and Secretary    8,280,000       100%

All officers
and directors
as a group (1 persons)                                  8,280,000       100%

(1) Except as otherwise noted, shares are owned beneficially and of record, and such record shareholder has sole voting, investment, and dispositive power.




                              SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 5, 2005

                            DST MEDIA, INC.


                            By: /s/ Lauren Scott
                               --------------------------------------
                                President and Chief Financial Officer